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                                                                  Exhibit 99.13

NELLIE MAE EDUCATION LOAN TRUST 1996 -1

MONTHLY SERVICING REPORT
REPORT DATE:                        9/16/96
MONTH ENDING:                       8/31/96


I. TRANSACTION SUMMARY REPORT

          ---------------------------------------------------------------------------------------------------
     A    STUDENT LOAN PORTFOLIO CHARACTERISTICS        8/31/96        ACTIVITY       7/31/96
          ---------------------------------------------------------------------------------------------------
          i      Portfolio Balance                    $ 83,829,397  $(325,871.00)  $ 84,155,268
          ii     Accrued Interest                     $  1,800,606                 $  1,790,868
                                                      ------------                 ------------
          iii    Total Pool                           $ 85,630,003                 $ 85,946,136
                                                      ============                 ============

     B    i      Weighted Average Coupon                     10.35%                       10.41%
                                                                 -
          ii     Number of Loans                            11,880                       11,878
          ---------------------------------------------------------------------------------------------------


          ---------------------------------------------------------------------------------------------------
     C                                              OUTSTANDING BALANCE          OUTSTANDING BALANCE
          NOTES AND CERTIFICATES    LIBOR    SPREAD      8/31/96       % OF POOL        7/31/96      %OF POOL
          ---------------------------------------------------------------------------------------------------
          i      Class A-1 Notes   5.4219%   0.170%   $ 67,000,000         54.25%  $ 67,000,000        54.25%
          ii     Class A-2 Notes   5.4219%   0.260%   $ 48,800,000         39.51%  $ 48,800,000        39.51%
          iii    Certificates      5.4219%   0.625%   $  7,700,000          6.23%  $  7,700,000         6.23%
          ---------------------------------------------------------------------------------------------------
          iv     Total                                $123,500,000        100.00%  $123,500,000       100.00%
          ===================================================================================================

          ---------------------------------------------------------------------------------
     D    Reserve Account                                8/31/96       ACTIVITY       7/31/96
          ---------------------------------------------------------------------------------------------------
          i      Reserve Requirement                  $  2,470,000                 $  2,470,000
          ii     Initial Reserve Account Deposit      $    926,250                 $    926,250
          iii    Current Reserve Account Balance      $  1,188,638  $         -    $    926,250
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
     E    Parity Ratios                                  8/31/96                      7/31/96
          ---------------------------------------------------------------------------------------------------
          i     Primary Parity Trigger                      110.89%                      110.71%
          ii    Secondary Parity Trigger                    103.98%                      103.81%
          ---------------------------------------------------------------------------------------------------


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
II. PORTFOLIO CHARACTERISTICS

          ---------------------------------------------------------------------------------------------------
     A                                            OUTSTANDING BALANCE           OUTSTANDING BALANCE
          DELINQUENCY INFORMATION                        8/31/96          %           7/31/96             %
          ---------------------------------------------------------------------------------------------------
          i      Current                              $82,093,412       97.93%      $82,761,352        98.34%
          ii     30-59 days                           $ 1,310,913        1.56%      $ 1,305,028         1.55%
          iii    60-89 days                           $   344,457        0.41%      $    88,887         0.11%
          iv     90-119 days                          $    80,615        0.10%      $         -         0.00%
          v      Default Claims In Process            $         -        0.00%      $         -         0.00%
          ---------------------------------------------------------------------------------------------------
          vi     Total                                $83,829,397      100.00%      $84,155,268       100.00%
          ===================================================================================================


          ---------------------------------------------------------------------------------------------------
     B                                               AMOUNT PURCHASED              AMOUNT PURCHASED
          FINANCED LOANS REPURCHASED                      8/31/96                      7/31/96
          ---------------------------------------------------------------------------------------------------
          i      By Servicer                          $         -                   $         -
          ii     By Seller                            $         -                   $         -
          ---------------------------------------------------------------------------------------------------
          iii    Total                                $         -                   $         -
          ===================================================================================================





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
III. DISTRIBUTIONS

          ------------------------------------------------------------------------------------
     A    DISTRIBUTION AMOUNTS ON 9/16/96           CLASS A-1       CLASS A-2     CERTIFICATES
          ------------------------------------------------------------------------------------
          i        Interest Due                    $   359,032     $   265,652       $44,571
          ii       Interest Paid                   $   359,032     $   265,652       $44,571
          iii      Deferred Interest               $         -     $         -       $     -
          iv       Principal Paid                  $         -     $         -
          v        Total Distribution Amount       $   359,032     $   265,652       $44,571
          ====================================================================================

          ----------------------------------------------------------------------
     B    NOTE AND CERTIFICATE BALANCES              8/31/96          7/31/96
          ----------------------------------------------------------------------
          i        A-1 Note Balance                $67,000,000     $67,000,000
                   A-1 Principal Factor              1.0000000       1.0000000

          ii       A-2 Note Balance                $48,800,000     $48,800,000
                   A-2 Principal Factor              1.0000000       1.0000000

          iii      Certificate Balance             $ 7,700,000     $ 7,700,000
                   Certificate Principal Factor      1.0000000       1.0000000
          ----------------------------------------------------------------------




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